                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 23rd day of December, 1997






                                                /s/ Eugene R. McGrath
                                                     Eugene R. McGrath

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 12th day of December, 1997






                                                /s/ Joan S. Freilich
                                                     Joan S. Freilich

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 30th day of December, 1997






                                                /s/ Hyman Schoenblum
                                                     Hyman Schoenblum

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 12th day of December, 1997






                                                /s/ E. Virgil Conway
                                                     E. Virgil Conway

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 11th day of December, 1997






                                                /s/ Gordon J. Davis
                                                     Gordon J. Davis

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 12th day of December, 1997






                                                /s/  Ruth M. Davis
                                                      Ruth M. Davis

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 12th day of December, 1997






                                                /s/ Ellen V. Futter
                                                     Ellen V. Futter

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 12th day of December, 1997






                                                /s/ Arthur Hauspurg
                                                     Arthur Hauspurg

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this10th day of December, 1997






                                                /s/ Sally Hernandez-Pinero
                                                     Sally Hernandez-Pinero

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 11th day of December, 1997






                                                /s/ Donald K. Ross
                                                     Donald K. Ross

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 13th day of December, 1997






                                                /s/ Robert G. Schwartz
                                                     Robert G. Schwartz

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 11th day of December, 1997






                                                /s/ Richard A. Voell
                                                     Richard A. Voell

                                POWER OF ATTORNEY



            The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Peter J. O'Shea, Jr., and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (the
"Company") to sign one or more registration statements and any amendments thereto and one or more amendments to existing registration statements of Consolidated Edison Company of New York, Inc. ("CECONY") and one or more further amendments thereto to be filed by the Company with the Securities and Exchange Commission to register under the Securities Act of 1933 shares of the Company's Common Shares ($.10 par value) to be offered and sold under the Automatic Dividend Reinvestment and Cash Payment Plan, Discount Stock Purchase Plan and 1996 Stock Option Plan which the Company will assume pursuant to the Agreement and Plan of Exchange, dated as of October 28, 1997, between the Company and CECONY.

            IN WITNESS WHEREOF, the undersigned has executed this instrument, this 10th day of December, 1997






                                                /s/ Stephen R. Volk
                                                     Stephen R. Volk